March 2016 INVESTOR PRESENTATION

Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of the Company’s Corporate Relocation Plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company’s cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC. Note: All of the financial information presented herein is unaudited. 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

3 AGENDA Farmer Brothers’ Recent History & Accomplishments Business Strategy and Corporate Relocation Financial Overview Question & Answers

4 KEY MESSAGE POINTS We continue to develop a leadership reputation in the scale and quality of our sustainability and coffee sourcing programs, which we believe is an important asset of our business. Overall, we continue to make progress in improving the Company’s financial results, with non-GAAP net income* in FY15 the highest in more than ten years. The balance sheet is now stronger. We are building a company which has made substantial progress over the past several years, but we will continue to strive for more. The corporate relocation plan we announced in February 2015 is on track with a change in scope. During the past year, we have made meaningful additions to the management team and beyond, with important experience in Operations, Roasting, Finance, Marketing, HR, and IT. 1 2 3 4 * Non-GAAP net income is a non-GAAP financial measure; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included within this presentation.

March 2016 RECENT HISTORY & ACCOMPLISHMENTS

A well-regarded, national manufacturer, wholesaler, and distributor of foodservice products with over 100 years in the business  Founded in 1912  Today, we are a national roaster, manufacturer, wholesaler, and distributor of high-quality branded and private label coffees and distributor of teas, spices, and culinary products Differentiated business model  One of the most complete local, regional, and national DSD networks in the coffee industry  Production capabilities at three quality tiers – value, premium, and specialty  Substantial experience in coffee sourcing, procurement, roasting, and blending  Respected sustainability program Experienced and motivated management team  Significant experience across consumer branded, packaged goods, and beverage companies Industry Association Leadership 6 FARMER BROTHERS OVERVIEW 61% 7% 5% 10% 6% 10% FY 2015 Net Sales $546M Coffee (Roast & Ground) Coffee (Frozen) Tea (Iced & Hot) Culinary Spice Other Beverages

EXPERIENCED SENIOR MANAGEMENT TEAM 7 Name Title Prior Experience Mike Keown President and Chief Executive Officer Isaac Johnston Treasurer and Chief Financial Officer Tom Mattei General Counsel Barry Fischetto Senior Vice President of Operations Scott Bixby Senior Vice President/General Manager of Direct Store Delivery (DSD) Scott Siers Senior Vice President/General Manager of Direct-Ship Gary Nordlund Chief Information Officer Gerard Bastiaanse Vice President, Marketing Suzanne Gargis Vice President, Human Resources Nannette Richardson Senior Director, Business Strategy Note: The marks displayed above are the properties of these companies. Use in this presentation does not imply endorsement of this presentation.

 Specialty Coffee Association of America  Cup of Excellence/Alliance for Coffee Excellence  International Society of Sustainability Professionals  Roasters Guild  Pacific Coast Coffee Association  World Coffee Research  Charitable Support 8 INDUSTRY ASSOCIATION LEADERSHIP The marks displayed above are the properties of those organizations.

9 NATIONWIDE DISTRIBUTION NETWORK 5 distribution centers and 110 branch warehouses Manufacturing Facility Distribution Center Branch Location Under Construction

Source Green Coffee Materials Manufacture Coffee Warehouse Transport Local Warehouse Route (DSD) Customer 10 FARMER BROTHERS SUPPLY CHAIN CBI: Specialty Coffee National DSD: Sara Lee Hedging National DSD Sustainable Close Torrance Hedging 2 VMI Sell Spice Assets 3PL Open Ft. Worth Open Ft. Worth Prog 4 Proj 3 Prog 2 Proj 1 Testing New Tablet Proj 1 Proj 2 Proj 3 Proj 4 Customer New Tablet

11 DEVELOPING MODEL TO WIN NEW CUSTOMERS 11 National Customers INNOVATION LAB DEDICATED ACCOUNT MANAGEMENT NATIONAL DSD INDUSTRY LEADERSHIP CONNECTIONS AT ORIGIN PRICE-RISK MANAGEMENT R&D PRODUCT QUALITY MARKET INSIGHTS SUSTAINABILITY PROGRAMS

 Enhanced Experienced Management Team  Focused on Supply Chain Rationalization/Simplification — Corporate relocation plan announced in February 2015 included restructuring elements for Torrance and Houston facilities  Attracted National Account Customers  Enhanced Specialty Coffee Program and Resources  Added New Capabilities – i.e., National Account Sales, Sustainability  Improved Product Innovation  Improved Investor Relations Program  Improving Sustainability at Home, Abroad in Grower Programs 12 RECENT ACCOMPLISHMENTS

March 2016 RELOCATION PLAN: IMPROVING OUR FUTURE

Since fiscal 2011, we have delivered improving financial results  Marked underlying volume growth and operational streamlining over that period  Rebounding Non-GAAP Net Income* FY15 was our most profitable year in over a decade 14 NEXT STEPS IN IMPROVING FINANCIAL RESULTS ($m) Non-GAAP Net Income/(Loss) Net Sales * Non-GAAP net income is a non-GAAP financial measures; a reconciliation of this non-GAAP measures to its corresponding GAAP measure is included within this presentation. (51.68) (26.84) (12.93) 8.32 11.48 -$55 -$45 -$35 -$25 -$15 -$5 $5 $15 $0 $100 $200 $300 $400 $500 $600 2011 2012 2013 2014 2015 Net Sales Non-GAAP Net Income

15 CORPORATE RELOCATION PLAN  On February 5, 2015, we announced a plan ("Corporate Relocation Plan") to close our Torrance, California, facility and relocate those operations to a new state-of-the-art manufacturing, distribution, and corporate headquarters facility.  The new facility, located in Northlake, Texas, is being leased through Wells Fargo with an option to purchase. Our decision resulted from a comprehensive review of alternatives designed to make Farmer Brothers more competitive and better positioned to capitalize on growth opportunities.  We commenced the closure of our Torrance facility in phases, which began in May of 2015. Construction of the new facility and relocation are expected to be completed by the end of the summer of 2016. Approximately 350 positions were or will be impacted as a result of the Torrance facility closure.

 2/15: Announced relocation to Texas or Oklahoma  5/15: Confirmed Northlake, Texas, and offer of local incentive programs  5/15: Successfully wound down coffee production & transferred within FBC System; closed Houston distribution center  7/15: Started up interim HQ in Fort Worth, Texas  7/15: Secured new facility lease with purchase option from Wells Fargo  11/15: Selected Cushman & Wakefield to sell Torrance facility  12/15: Closed Torrance facility (ex lab, transitional spice production, distribution center, DSD branch, and some IT)  12/15: Consummated spice assets sale to Harris Spice Company, Inc. 16 RELOCATION TIMELINE OF KEY ACTIVITY

17 TIMELINE MOVING FORWARD  3/16: Completed final design of expanded Ft. Worth building, and warehouse, update lease to reflect final designs  3/16: Firmed offer range for sale of Torrance facility, and misc. assets  4/16: Complete migration to third party logistics or “3PL”  Q4/16: Implement certain vendor managed inventory (VMI) relationships. Savings expected to begin with expected broader implementation in FY17  Q4/16: Completion of transition of spice production to Harris Spice Company, Inc.

18 TIMELINE MOVING FORWARD  Q1 FY17: Estimated completion of Torrance facility sale.  Q1 FY17: Estimated start-up of new Ft. Worth facility, in stages  Q2 FY 17: Estimated completion of start-up of new Ft. Worth facility  Q2 FY 17: Estimated completion of exit from Torrance facility: DC, IT, Warehouse  Q2/Q3 17: Continuing assessment of manufacturing and distribution savings

March 2016 FINANCIAL OVERVIEW

 Net sales increased 3.3% to $545.9M  Net income was $0.7M, or $0.04 per diluted common share, including restructuring and other transition expenses associated with the Company’s Corporate Relocation Plan of $10.4M  Non-GAAP net income* was $11.5M, and Non-GAAP net income per diluted common share* was $0.71  Borrowings on the Company’s credit facility remained at $78,000 at the end of fiscal 2015, virtually unchanged versus the end of fiscal 2014, with excess availability of $43.5M at June 30, 2015 20 FY15 FINANCIAL HIGHLIGHTS * Non-GAAP net income, Non-GAAP net income per diluted common share, Adjusted EBITDA and Adjusted EBITDA Margin are non- GAAP financial measures; a reconciliation of these non-GAAP measures to their corresponding GAAP measures is included within this presentation.

- 100 200 300 400 500 600 2007 2008 2009 2010 2011 2012 2013 2014 2015 21 CONSISTENT REVENUE GROWTH In millions Acquisition of CBI Acquisition of Sara Lee DSD CBI acquisition – April 2007; Sara Lee DSD acquisition – February 2009 Fiscal Year end June 30

22 IMPROVING NON-GAAP NET INCOME* (1) The impact of income tax expense (benefit) was not material. * Non-GAAP net income (loss) and non-GAAP net income (loss) per diluted common share are non-GAAP financial measures . In addition to net income (loss) and earnings per share determined in accordance with GAAP, we use certain non-GAAP financial measures, including “non-GAAP Net Income” and “non-GAAP net income (loss) per diluted common share,” in assessing our operating performance. We believe these non-GAAP financial measures serve as appropriate measures to be used in evaluating the performance of our business. Non-GAAP net income (loss) and non- GAAP net income (loss) per diluted common share as defined by us may not be comparable to similarly titled measures reported by other companies. We do not intend for non-GAAP financial measures to be considered in isolation or as substitutes for other measures prepared in accordance with GAAP. Please refer to our most recent earnings release and associated 8-K filing for additional disclosure relating to these non-GAAP financial measures. ($ in thousands) 2015 2014 2013 Net income (loss), as reported 652$ 12,132$ (8,462)$ Restructuring and other transition expenses, net of tax of zero (1) 10,432 — — Net losses (gains) on sale of assets, net of tax of zero (1) 394 (3,814) (4,467) Non-GAAP net income 11,478$ 8,318$ (12,929)$ Net income (loss) per common share—diluted, as reported 0.04$ 0.76$ (0.54)$ Impact of restructuring and other transition expenses, net of tax of zero (1) 0.64$ —$ —$ Impact of net losses (gains) on sales of assets, net of tax of zero (1) 0.03$ (0.24)$ (0.29)$ Non-GAAP net income per common share—diluted 0.71$ 0.52$ (0.83)$ Year Ended June 30,

23 SOLID ADJUSTED EBITDA* (1) Includes: (a) $4.9 million in beneficial effect of liquidation of LIFO inventory quantities in fiscal 2015; (b) $1.1 million in beneficial effect of liquidation of LIFO inventory quantities in fiscal 2013; and (c) $1.7 million in beneficial effect of liquidation of LIFO inventory quantities in the three months ended June 30, 2015. * Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures . In addition to net income (loss) determined in accordance with GAAP, we use certain non-GAAP financial measures, including “Adjusted EBITDA” and “Adjusted EBITDA Margin,” in assessing our operating performance. We believe these non-GAAP financial measures serve as appropriate measures to be used in evaluating the performance of our business. Adjusted EBITDA and Adjusted EBITDA Margin as defined by us may not be comparable to similarly titled measures reported by other companies. We do not intend for non-GAAP financial measures to be considered in isolation or as substitutes for other measures prepared in accordance with GAAP. Please refer to our most recent earnings release and associated 8-K filing for additional disclosure relating to these non-GAAP financial measures. 2015 2014 2013 Net income (loss), as reported (1) 652$ 12,132$ (8,462)$ Income tax expense (benefit) 402 705 (825) Interest expense 769 1,258 1,782 Depreciation and amortization expense 24,179 27,334 32,542 ESOP and share-based compensation expense 5,691 4,692 3,563 Restructuring and other transition expenses 10,432 — — Net losses (gains) from sale of assets 394 (3,814) (4,467) Impairment losses on goodwill and intangible assets — — 92 Adjusted EBITDA 42,519$ 42,307$ 24,225$ Adjusted EBITDA Margin 7.8% 8.0% 4.7 % Year Ended June 30,

March 2016 FIRST HALF FISCAL 2016 FINANCIAL RESULTS UPDATE

 Net sales decreased 1.8% to $276M  Net income was $4.5M, or $0.27 per diluted common share, including restructuring and other transition expenses associated with the Company’s Corporate Relocation Plan of $10.7M, and net gain on sale of assets of $5.3M  Non-GAAP net income* was $9.9M, and Non-GAAP net income per diluted common share* was $0.60, versus $0.40 in the prior year.  Cash and short term investments were $37.4M. Borrowings on the Company’s credit facility was at $185,000, with excess availability under the Revolving Facility of $47.8M as of 12/31/15. 25 FY16:FIRST HALF FINANCIAL HIGHLIGHTS: * Non-GAAP net income, Non-GAAP net income per diluted common share, Adjusted EBITDA and Adjusted EBITDA Margin are non- GAAP financial measures; a reconciliation of these non-GAAP measures to their corresponding GAAP measures is included within this presentation.

26 IMPROVING NON-GAAP NET INCOME* (1) Includes $0.3 million and $2.5 million in beneficial effect of liquidation of LIFO inventory quantities in the six months ended December 2015 and 2014, respectively. (2) Restructuring and other transition expenses in the six months ended December 31, 2014 represent consulting expenses incurred prior to the approval of the Corporate Relocation Plan and are appropriately presented as general and administrative expense in the Company's unaudited consolidated statements of operations. (3) Includes $5.1 million in net gain from sale of spice assets, net of tax of zero, in the six months ended December 31, 2015. * Non-GAAP net income (loss) and non-GAAP net income (loss) per diluted common share are non-GAAP financial measures . In addition to net income (loss) and earnings per share determined in accordance with GAAP, we use certain non-GAAP financial measures, including “non-GAAP Net Income” and “non-GAAP net income (loss) per diluted common share,” in assessing our operating performance. We believe these non-GAAP financial measures serve as appropriate measures to be used in evaluating the performance of our business. Non-GAAP net income (loss) and non-GAAP net income (loss) per diluted common share as defined by us may not be comparable to similarly titled measures reported by other companies. We do not intend for non-GAAP financial measures to be considered in isolation or as substitutes for other measures prepared in accordance with GAAP. Please refer to our most recent earnings release and associated 8-K filing for additional disclosure relating to these non-GAAP financial measures. ($ in thousands, except per share data) 2015 2014 Net income, as reported(1) 4,487$ 5,411$ Restructuring and other transition expenses, net of tax of zero(2) 10,686 974 Net (gains) losses from sale of assets(3) (5,265) 239 Non-GAAP net income 9,908$ 6,624$ Net income per common share—diluted, as reported 0.27$ 0.33$ Impact of restructuring and other transition expenses, net of tax of zero 0.65$ 0.06$ Impact of net (gains) losses from sale of assets(3) (0.32)$ 0.01$ Non-GAAP net income per diluted common share 0.60$ 0.40$ Six Months Ended December 31,

27 SOLID ADJUSTED EBITDA* (1) Includes $0.3 million and $2.5 million in beneficial effect of liquidation of LIFO inventory quantities in the six months ended December 2015 and 2014, respectively. (2) Excludes in the six months ended December 31, 2015, $0.6 million in depreciation expense associated with the Torrance production facility resulting from the consolidation of coffee production operations with the Houston and Portland production facilities. (3) Includes in the six months ended December 31, 2015, $0.6 million in depreciation expense associated with the Torrance production facility resulting from the consolidation of coffee production operations with the Houston and Portland production facilities. (4) Restructuring and other transition expenses in the six months ended December 31, 2014 represent consulting expenses incurred prior to the approval of the Corporate Relocation Plan and are appropriately presented as general and administrative expense in the Company's unaudited consolidated statements of operations. (5) Includes $5.1 million in net gain from sale of spice assets, net of tax of zero, in the six months ended December 31, 2015. * Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. In addition to net income (loss) determined in accordance with GAAP, we use certain non-GAAP financial measures, including “Adjusted EBITDA” and “Adjusted EBITDA Margin,” in assessing our operating performance. We believe these non-GAAP financial measures serve as appropriate measures to be used in evaluating the performance of our business. Adjusted EBITDA and Adjusted EBITDA Margin as defined by us may not be comparable to similarly titled measures reported by other companies. We do not intend for non-GAAP financial measures to be considered in isolation or as substitutes for other measures prepared in accordance with GAAP. Please refer to our moste recent earnings release and associated 8-K filing for additional disclosure relating to these non-GAAP financial measures. ($ in thousands) 2015 2014 Net income (loss), as reported(1) 4,487$ 5,411$ Income tax expense 275 450 Interest expense 230 415 Depreciation & amortization expense(2) 10,487 12,419 Share-based compensation expense 2,651 2,880 Restructuring and other transition expenses(3)(4) 10,686 974 Net gain from sale of assets(5) (5,265) 239 Adjusted EBITDA 23,551$ 22,788$ Adjusted EBITDA Margin 8.5% 8.1 % Six Months Ended December 31,

28 12/31/15 BALANCE SHEET Numbers presented are rounded Inventory – recorded under LIFO methodology PP&E – includes 54 owned properties (In millions) December 31, 2015 Cash and Cash Equivalents 13.0 Short-Term Investments 24.3 Accounts and Notes Receivable 45.6 Inventories 53.0 Other Current Assets 5.1 Net PP&E 98.7 Other Assets 14.6 Total Assets 254.4 Total Liabilities excluding Credit Facility 151.5 Credit Facility 0.2 Stockholders' Equity 102.8 Total Liabilities and Stockholders' Equity 254.4

March 2016 RELOCATION PLAN: FINANCIAL UPDATE

30 CORPORATE RELOCATION PLAN Cash or Non-cash 2/15 Range 3/16 Range Comments Relocation and Restructuring Expenses Severance, Retention and One-time Termination Costs C Approx $14M Approx $17M 3PL Conversion, Time Extension, Other Facility Relocation Costs C Approx $4M Approx $5M Other Costs (Consulting, Legal, Accounting & Travel- related) C Approx $7M Approx $8M Engineer and Consult Total Restructuring Costs Approx $25M Approx $30M Capital Expenditures Facility Capital Expenditure C $35M to $40M $55M to $60M Increased Size, Staged Design, Interest M&E Capital Expenditure C $20M to $25M $35M to $39M Larger Warehouse Equip, IT, Furniture Sale of Spice Assets C ND ($6M) Spice Assets Sale Torrance Sale Proceeds, Net C ($28M to $35M)* ($43M to $44M)** Torrance Property, Plus Misc Total CapEx, Net $20M to $37M $40M to $50M Non-Cash Charges Asset Disposal Costs N/C TBD Min Included in Net Capital, Restructuring Costs OPEB Curtailment N/C TBD TBD Total Non-cash Charges TBD TBD Anticipated Annual Savings $12M to $15M $18M to $20M Increase 3 PL, Incr. VMI, Decr. Spice, Other * Includes Torrance property only. ** Includes Torrance property and miscellaneous related assets.

 Torrance facility sale, and above high end of Feb. 2015 range  Expect 70-75% book gain from the sale of Torrance facility and misc. assets for $43M-$44M  Expect to close Torrance sale in Q1 2017  Expect Ft. Worth facility start-up timing Q1 2017 through Q2 2017, staggered  Increased size and scope of building design  Feb 2015, 350K sq. feet, current 538K sq. feet  Warehouse larger, increased pallet spaces  Manufacturing footprint larger  Manufacturing roasting coffee line capacity:  Torrance production: approx. 23M LBS annually  Initial production capacity: 24-28M LBS annually, staged design  Bring production up by shift in manufacturing  Do not expect to see capacity constraint for growth in near future 31 CORPORATE RELOCATION PLAN: SUPPLEMENTAL

 Increased annual savings range from $12-15M to $18-20M  Third Party Logistics (3PL) for long-haul deliveries added  Vendor - managed inventories added for select items  Other items  Restructuring costs increased from $25M to $30M, reflecting increase in total anticipated annual savings  Normal industry averages for depreciable lives of capital Items 32 CORPORATE RELOCATION PLAN SUPPLEMENTAL:

33 CAPITAL AVAILABILITY Current/Potential Availability Cash & Preferred Portfolio $37.3M As of 12/31/15 Net Proceeds from Torrance, and Misc. Assets $43M - $44M Attempt to Qualify for 1031 Exchange Net Current/Potential $80-81M Ongoing Liquidity Sources Revolving Credit Facility $75M - $125M Current Facility in Place Operational Free Cash Flow EBIDTA Less Maint CapEx Augmented by $18M to $20M Corporate Relocation Cost Savings

March 2016 SUMMARY STRATEGIC OBJECTIVES

35 KEY STRATEGIC OBJECTIVES  Drive to efficient production to improve competitiveness  Implement supply chain cost reduction and efficiency initiatives, including Corporate Relocation Plan  Further leverage ERP system to understand and reduce unnecessary costs  Maintain quality reputation as a competitive strength  Focus on improved planning, forecasting, and further simplifying the supply chain  Reassess work processes  Continue focus on volume growth from a larger national account base and enhance teamwork across the National Account and DSD organizations  Redefine the Direct Store Delivery Model  Leverage mobile sales and fleet routing tools to improve efficiency  Invest in high-growth markets and consider leaving low-profit markets  Continue to pursue strategies to improve or create profitable scale in targeted markets

March 2016 INVESTOR PRESENTATION